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                                       FORM 8-K

                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                    CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.


Date of Report (Date of earliest event reported) November 26, 1997
                                                 ------------------------------


                           MORTON'S RESTAURANT GROUP, INC.
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                (Exact name of registrant as specified in its charter)


         Delaware                      1-12692                  13-3490149
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(State or other jurisdiction of   (Commission File Number)    (IRS Employer
         incorporation)                                      Identification
                                                                 Number)


3333 New Hyde Park Road, Suite 210, New Hyde Park, New York        11042
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(Address of principal executive offices)                        (zip code)


                                     516-627-1515
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              (Registrant's telephone number, including area code)


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            (Former name or former address, if changed since last report.)

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                   MORTON'S RESTAURANT GROUP, INC. AND SUBSIDIARIES


Item 5.  Other Events


    This report relates to a damages award against a subsidiary of the Registrant, which award was disclosed in the Press Release, dated November 26, 1997, filed as an exhibit hereto and incorporated by reference herein.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

    (c) Exhibits

        20.1  Press Release, dated November 26, 1997
















                                         (1)

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                                      SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                       MORTON'S RESTAURANT GROUP, INC.
                                       -------------------------------
                                       (Registrant)





Date    NOVEMBER 26, 1997               By: /S/ THOMAS J. BALDWIN
                                            ----------------------------
                                            Thomas J. Baldwin
                                            Executive Vice President
                                            and Chief Financial Officer



















                                         (2)
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                                    EXHIBIT INDEX



Exhibit No.   Description of Exhibits


20.1          Press Release, dated November 26, 1997, by Morton's Restaurant
              Group, Inc.






























                                         (3)